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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

 INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

CHECK THE APPROPRIATE BOX:
☐	Preliminary Information Statement
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☒	Definitive Information Statement

GRANT VENTURES, INC. (Name of Registrant as Specified in its Charter)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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GRANT VENTURES, INC.
5511 Capital Center Drive, Suite 224
Raleigh, NC 27606
(919) 852-4482

Information Statement pursuant to
Section 14(c) of the Securities Exchange Act of 1934

October 15, 2004

        The purpose of this information statement (this "Information Statement") is to inform the holders of record, as of the close of business on October 8, 2004 (the "Record Date"), of shares of common stock, par value $.001 per share (the "Common Stock") of Grant Ventures, Inc., a Nevada corporation ("Grant" or the "Company"), that the holders of 61.1% of our capital stock have consented in writing as of September 30, 2004 to the following corporation actions:

        1.     Amend and Restate our Articles of Incorporation to:

    •
    Change our Company's name to "Grant Life Sciences, Inc."

    •
    Increase the number of our authorized shares of Common Stock to 150,000,000 shares.

    •
    Authorize the issuance of up to 20,000,000 shares of Preferred Stock in one or more series and to permit our Board of Directors, without the further approval of our stockholders, to fix the number of shares and the relative dividend rights, conversion rights, voting rights and other rights and qualifications of any such series.

    •
    Allow our directors or stockholders to increase or decrease the number of our directors, as provided by our Bylaws, and fix the minimum number of our directors at five.

    •
    Limit the liability, and allow for the indemnification, of our directors and officers to the fullest extent permitted by Nevada law.

        2.     Approve the Grant Ventures, Inc. 2004 Stock Issuance Plan, adopted by our directors on August 2, 2004, pursuant to which we will be authorized to grant, in the aggregate, up to 25,000,000 shares of restricted Common Stock and options to purchase shares of our Common Stock.

        A copy of our Amended and Restated Articles of Incorporation is attached to this Information Statement as Appendix A, a copy of our existing Articles of Incorporation is attached as Appendix B and a copy of our 2004 Stock Issuance Plan is attached as Appendix C.

        The Company's Board of Directors has approved, and a total of 22 stockholders owning 30,530,171 shares of our Common Stock outstanding as of the Record Date have consented in writing to, the actions described in this Information Statement. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding capital stock and are sufficient under the Nevada Revised Statutes and the Company's By-Laws to approve the actions. Accordingly, we will not submit these actions to the other stockholders of the Company for a vote, and a Special Meeting of the stockholders to approve the actions described in this Information Statement is unnecessary.

        The Company is required to send this Information Statement to its stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended. While you are not required to take any action in response to this Information Statement, we urge you to read it carefully. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        This Information Statement is first being furnished by the Company to its stockholders on or about October 15, 2004.

ACTIONS BY BOARD OF DIRECTORS AND
CONSENTING STOCKHOLDERS

General

        The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

5511 Capital Center Drive, Suite 224
Raleigh, NC 27606
(919) 852-4482

        Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Company at the address listed above.

Information on Consenting Stockholders

        Pursuant to the Company's Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the Company's outstanding capital stock is required to take the actions described in this Information Statement. The Company's Articles of Incorporation do not authorize cumulative voting. As of the Record Date, the Company had 50,000,000 authorized shares of capital stock, of which 50,000,000 were issued and outstanding. The consenting stockholders, who consist of 22 current stockholders of the Company, are collectively the record and beneficial owners of 30,530,171 shares, which represents 61.1% of the issued and outstanding shares of the Company's outstanding capital stock. Pursuant to Chapter 78.325 of the Nevada Revised Statutes, the consenting stockholders voted in favor of the actions described by written consent, dated September 30, 2004. The actions taken by the Company's Board of Directors and the consenting stockholders will become effective on November 12, 2004, twenty business days from the mailing of this Information Statement to the stockholders of record on the Record Date. No consideration was paid to the consenting stockholders to obtain their written consent to these actions.

DISSENTERS' RIGHTS OF APPRAISAL

        No action was taken in connection with the proposals by the Company's Board of Directors or the consenting stockholders for which Nevada law, our Articles of Incorporation or our Bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

VOTING SECURITIES

        As of the Record Date, we had 50,000,000 shares of Common Stock issued and outstanding, which is the only class of voting securities that would be entitled to vote at a stockholders' meeting if one were to be held. Each share of Common Stock is entitled to one vote.

CHANGE OF CONTROL

        On July 30, 2004, the Company completed the merger contemplated by the merger agreement (the "Merger Agreement"), dated July 6, 2004, among the Company, Impact Diagnostics, Inc., a privately held Utah corporation ("Impact Diagnostics"), and Impact Acquisition Corporation ("Impact

Acquisition"), a Utah corporation and wholly owned subsidiary of the Company. Pursuant to the terms of the Merger Agreement, Impact Acquisition was merged into Impact Diagnostics (the "Merger"). As a result of the Merger, Impact Diagnostics is now a wholly owned subsidiary of the Company and the Company now, indirectly through Impact Diagnostics, owns all of the assets of Impact Diagnostics.

        For several years prior to the Merger, the Company did not conduct any business. The Company, through Impact Diagnostics, is developing a cervical cancer diagnostic test.

        At the effective time of the Merger, each issued and outstanding share of common stock of Impact Diagnostics (other than shares of common stock of Impact Diagnostics that were canceled in accordance with the Merger Agreement), par value $0.001 per share, was converted into the right to receive one (1) share of Common Stock of the Company, par value $0.001 per share. As a result, all of the issued and outstanding shares of common stock of Impact Diagnostics (other than shares of common stock of Impact Diagnostics that were canceled in accordance with the Merger Agreement) were converted into the right to receive 35,060,720 shares of Common Stock of the Company. In addition, each option to purchase one (1) share of common stock of Impact Diagnostics was converted into the right to receive an option to purchase one (1) share of Common Stock the Company.

        In connection with the Merger, on July 30, 2004, we sold 1,144,414 units, at a purchase price of $0.9175 per unit ($0.1835 per share), resulting in gross proceeds to the Company of $1.05 million. Between July 30, 2004 and August 19, 2004, we sold an additional 767,711 units at the same purchase price. Each unit is comprised of five (5) shares of our Common Stock and a warrant to purchase one (1) share of our Common Stock at an exercise price of $0.18 per share. The units were sold to individuals and institutional investors. In connection with the financing, we issued to our financial advisors warrants to purchase a total of 3,081,104 shares of common stock as part of their compensation for services rendered in connection with the Merger. The securities sold in the financing and issued to our financial advisors were not registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. On September 30, 2004, we filed a registration statement with the Securities and Exchange Commission to register the resale of the shares sold in the private financing and issued to our financial advisors. The registration statement is not yet effective.

        As a result of the Merger and the related private financing (assuming exercise of all outstanding options and warrants and conversion of all outstanding convertible notes):

  •
  The former holders of common stock, convertible notes, warrants and options to purchase common stock of Impact Diagnostics own approximately 61.7% of the shares of Common Stock of the Company,

  •
  The holders of Common Stock of the Company immediately prior to the Merger own approximately 9.3% of the shares of Common Stock of the Company, and

  •
  The investors who purchased units in the private financing and the financial advisors of Impact Diagnostics own approximately 22.6% of the Common Stock of the Company.

        Prior to the completion of the Merger, our Board of Directors amended our bylaws to increase the size of our Board to seven (7) directors. Effective upon completion of the Merger, Stan Yakatan, Michael Ahlin, Jack Levine, Eric Wilkinson, and Kevin Crow, nominees of Impact Diagnostics (the "Impact Nominees"), were appointed to the Board of Directors of the Company. Immediately following the appointment of the Impact Nominees to the Board of Directors of the Company, Pete Wells and Geoff Williams, who were the directors of the Company immediately prior to the Merger, resigned from the Board of Directors. Following the resignation of Messrs Wells and Williams, our remaining directors appointed Dr. Mark Rosenfeld to our Board of Directors. Effective October 11, 2004,

Dr. Rosenfeld resigned from our Board of Directors. We expect that our Board of Directors will appoint two directors to fill the vacancies on our Board of Directors in the future.

        Upon completion of the Merger, Pete Wells and Geoff Williams resigned as President and Secretary, respectively, of the Company, and Stan Yakatan was appointed as Chief Executive Officer and President of the Company, John C. Wilson was appointed as Chief Financial Officer of the Company and Michael Ahlin and Dr. Mark Rosenfeld were appointed as Vice Presidents of the Company. Messrs Yakatan, Wilson, Ahlin and Rosenfeld held these positions with Impact Diagnostics prior to the Merger. Dr. Rosenfeld resigned as a Vice President of the Company, effective October 11, 2004.

PROPOSAL 1

AMEND AND RESTATE OUR ARTICLES OF INCORPORATION

        On September 20, 2004, our Board of Directors voted unanimously to authorize and recommend that our stockholders approve a proposal to amend and restate our Articles of Incorporation as described below. On September 30, 2004, consenting stockholders owning 61.1% of the issued and outstanding shares of Common Stock of the Company adopted and approved by written consent the Amended and Restated Articles of Incorporation of the Company. The form of the Company's Amended and Restated Articles of Incorporation is attached as Appendix A and is incorporated into this Information Statement. A copy of our existing Articles of Incorporation is attached as Appendix B.

        The Amended and Restated Articles of Incorporation will make the following changes to the existing Articles of Incorporation.

  1.    Change the Company's Name from Grant Ventures, Inc. to Grant Life Sciences, Inc.

        Our Amended and Restated Articles of Incorporation will change the name of our Company from Grant Ventures, Inc. to Grant Life Sciences, Inc. Our Board of Directors and consenting stockholders believe that changing our corporate name is in the best interests of the Company and our stockholders to better reflect our new business focus. For several years prior to the Merger, we did not operate any business. Our business is now focused on developing cervical cancer diagnostic tests, and changing our name to Grant Life Sciences, Inc. will better reflect our business strategy.

        The voting and other rights that accompany the Company's Common Stock will not be affected by the change in our corporate name. In connection with our name change, we plan to obtain both a new trading symbol and a new CUSIP number.

  2.
  Increase Our Authorized Shares of Common Stock from 50,000,000 Shares to 150,000,000 Shares and Authorize the Issuance of up to 20,000,000 Shares of Preferred Stock.

        Our Amended and Restated Articles of Incorporation will increase our authorized shares of Common Stock from 50,000,000 Shares to 150,000,000 Shares and will authorize the issuance of up to 20,000,000 shares of Preferred Stock. The Preferred Stock will be "blank check" preferred stock, giving the Board of Directors the authorization, without further stockholder approval, to issue up to 20,000,000 shares of preferred stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and other rights and qualifications of any such series. The authorized shares of Preferred Stock issued will be available for issuance for those purposes as the Board of Directors may deem advisable without further action by the stockholders, except as may be required by the Amended and Restated Articles of Incorporation and applicable laws and regulations. Any future issuance of shares will be subject to the rights of holders of shares of any then outstanding Preferred Stock.

        We are increasing the number of authorized shares of our Common Stock and authorizing the issuance of Preferred Stock for several reasons:

    •
    Prior to the Merger, the Company had 50,000,000 authorized shares of Common Stock, of which 6,000,000 shares were issued and outstanding. As a result of the Merger and related financing, we are required to issue a total of 63,970,672 shares (including 7,959,325 shares required to be issued upon exercise of warrants, options and convertible notes). In the aggregate, these exceed the total number of shares the Company is currently authorized to issue. In order to enable the Company to complete the Merger, Messrs Ahlin and Rosenfeld agreed to delay receipt of a total of 7,464,950 shares of our Common Stock that they are entitled to receive in the Merger and Duncan Capital LLC agreed that it would not be able to exercise warrants for 2,215,000 shares of our Common Stock that it received in the Merger, until the Company's stockholders have increased the number of shares of Common Stock authorized to be issued. Unless and until we increase our authorized capital, Messrs Ahlin and Rosenfeld will not be able to receive the additional shares of Common Stock to which they are entitled under the Merger Agreement, and Duncan Capital LLC will not be able to exercise its additional warrants.

    •
    Stan Yakatan currently holds options to purchase 2,868,254 shares of Common Stock, 573,651 of which are currently exercisable. John C. Wilson currently holds options to purchase 750,000 shares of Common Stock, none of which are currently exercisable. Eric Wilkinson currently holds options to purchase 100,000 shares of Common Stock and each of Jack Levine and Kevin Crow currently holds options to purchase 125,000 shares of Common Stock, none of which are currently exercisable. None of Mr. Yakatan, Mr. Wilson, Mr. Levine, Mr. Wilkinson or Mr. Crow nor any future holder of options to purchase Common Stock will be able to exercise their options for Common Stock unless and until we amend our Articles of Incorporation.

    •
    The Board of Directors of the Company has approved the 2004 Stock Issuance Plan (the "Plan") of the Company, pursuant to which the Company may issue up to 25,000,000 shares. The Company currently does not have enough shares of Common Stock authorized under the Articles of Incorporation to issue any shares of Common Stock under the Plan. The Company will use additional shares of authorized Common Stock to issue shares of Common Stock upon exercise of options issued under the Plan and to issue restricted shares of Common Stock under the Plan.

    •
    The Company may use additional shares of authorized Common Stock and authorized shares of Preferred Stock in connection with future opportunities for expanding the Company's business through investments, equity financings, acquisitions, management incentive plans, employee benefit plans, and for other purposes.

        The increase in our authorized shares of Common Stock and the authorization of shares of Preferred Stock will have the following effects upon the number of shares of Common Stock of the Company outstanding and the number of authorized and unissued shares of Common Stock and Preferred Stock of the Company:

    •
    The number of shares of our Common Stock owned by each stockholder will remain the same, except that, as described above, Michael Ahlin and Mark Rosenfeld will receive the additional shares of Common Stock to which they are entitled under the Merger Agreement and Duncan Capital LLC will be able to exercise its additional warrants to purchase Common Stock.

    •
    Except for the effects of the issuance of the shares to Messrs Ahlin and Rosenfeld and to Duncan Capital LLC, each of our current stockholder's percentage ownership interests in us and their proportionate voting power in us will remain the same, unless and until additional shares of Common Stock and shares of Preferred Stock authorized as contemplated by this Information Statement are issued.

    •
    The number of shares of Common Stock we are authorized to issue will increase to 150,000,000 shares and the number of shares of Preferred Stock we are authorized to issue will be 20,000,000.

    •
    The par value of the Common Stock of the Company will remain $0.001 per share and the par value of the Preferred Stock of the Company will be $0.001 per share.

    •
    The stated capital on our balance sheet attributable to the Common Stock will remain the same, as will the additional paid-in capital account.

  3.    Allow our Directors or our Stockholders to Increase or Decrease the Number of our Directors, as Provided in Our Bylaws, and fix the Minimum Number of our Directors at Five.

        Our Amended and Restated Articles of Incorporation will add a provision (Article V) that will fix the minimum number of our directors at five (5) and will provide that, as long as the Company has at least five (5) directors, the number of our directors may be increased or decreased as provided in our Bylaws. Our Bylaws currently provide that the number of our directors shall be seven (7) and that our Bylaws may be altered or repealed at any meeting of the stockholders or the Board of Directors. Therefore, pursuant our Amended and Restated Articles of Incorporation, either our stockholders or our Board of Directors will be allowed to increase or decrease the number of our directors.

  4.    Limit the Liability of and Indemnify our Directors and Officers to the Fullest Extent Permitted by Nevada Law.

        Our Amended and Restated Articles of Incorporation will add a provision (Article VI) to eliminate the individual liability of our officers and directors to the maximum extent permitted by Nevada law. The Articles will also add a provision (Article VII) to obligate the Company to indemnify our officers and directors to the maximum extent permitted by Nevada law.

        Nevada law provides that no director or officer will be individually liable to the corporation or its stockholders or creditors for any damages resulting from that director's or officer's act or failure to act in his or her capacity as a director or officer unless it is proven that:

    •
    the director's or officer's act or failure to act constituted a breach of his fiduciary duties as a director or officer; and

    •
    the director's or officer's breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

        Therefore, our Amended and Restated Articles of Incorporation will eliminate the liability of our directors and officers to the corporation or its stockholders or creditors, unless any act or failure to act of a director or officer meets the criteria listed above.

        Nevada law allows a corporation to indemnify any director or officer who is a party or is threatened to be made a party to a litigation by reason of the fact that he or she is or was a director of officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such director or officer if:

    •
    there was no breach by the director or officer of his or her fiduciary duties to the corporation involving intentional misconduct, fraud or knowing violation of law; or

    •
    the director or officer acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        Our Amended and Restated Articles of Incorporation will provide for the indemnification of our directors and officers to the maximum extent permitted by Nevada law, and will provide that:

    •
    the indemnification right will be a contract right that may be enforced in any manner by our directors and officers,

    •
    the expenses of our directors and officers incurred in any proceeding for which they are to be indemnified are to be paid to them as they are incurred, with such payments to be returned to the Company if it is determined that any director or officer is not entitled to be indemnified,

    •
    the indemnification right will not be exclusive of any other right that our directors and officers have or may acquire and includes any other rights of indemnification under any bylaw, agreement, vote of stockholders or provision of law,

    •
    our Board of Directors may adopt bylaws to provide for the fullest indemnification permitted by Nevada law,

    •
    our Board of Directors may cause the Company to purchase and maintain insurance for our directors and officers against any liability asserted against them while acting in their capacity as our directors or officers, and

    •
    the indemnification right shall continue to apply after any director or officer has ceased being a director or officer and shall apply to their heirs, executors and administrators.

        Our Board of Directors and consenting stockholders believe that these provisions are reasonable and desirable in order to enhance our ability to attract and retain qualified directors and officers and to encourage directors and officers to continue to make good faith decisions on behalf of the Company with regard to the best interests of the Company and its stockholders.

PROPOSAL 2

APPROVAL OF THE COMPANY'S 2004 STOCK ISSUANCE PLAN

        On August 2, 2004, our Board of Directors voted unanimously to authorize and recommend that our stockholders approve a proposal to establish and maintain the Plan, providing for the issuance of qualified and non-qualified incentive stock options and direct restricted stock grants to officers, employees, consultants and others providing services to the Company. The directors of the Company will be eligible to be issued options and restricted stock under the Plan. On September 30, 2004, consenting stockholders owning 61.1% of the issued and outstanding shares of Common Stock of the Company approved by written consent the stock issuance plan.

        The Compensation Committee of the Board of Directors or another committee approved by the Board of Directors of the Company (or the entire Board) will administer the Plan. The committee administering the Plan (or the entire Board) will establish the exercise price, the term, the vesting schedule and the other terms and conditions of each option or share of restricted stock to be granted under the Plan. No option shall have a term of longer than ten (10) years, and certain incentive stock options may not have a term of longer than five (5) years. Including options to purchase 3,968,254 shares of Common Stock previously issued to certain of our directors and officers, up to 25,000,000 shares of our Common Stock may be issued in connection with awards granted under the Plan.

        Our Board of Directors and consenting stockholders believe that the establishment and maintenance of the Plan is in the best interests of the Company in that the Plan will allow us a means of providing employees, directors, officers and consultants the benefits of ownership of our Common Stock. The Plan is designed to help attract and retain personnel of superior ability for positions of exceptional responsibility, to reward employees, directors, officers and consultants for past services and to motivate such individuals through added incentives to further contribute to our future growth and success.

        Prior to the Merger, Stan Yakatan held 2,868,254 options to purchase Common Stock of Impact Diagnostics and John C. Wilson held 750,000 options to purchase Common Stock of Impact Diagnostics. Under the Merger Agreement, each option to purchase one share of Common Stock of Impact Diagnostics held by Messrs Yakatan and Wilson was converted into the right to receive one option to purchase one share of Common Stock of the Company. There were no other options of Impact Diagnostics outstanding prior to the Merger. We have granted to each of Jack Levine, Eric Wilkinson and Kevin Crow, as non-employee directors of the Company, options to purchase 100,000 shares of Common Stock. In addition, we have granted to each of Messrs Levine and Crow additional options to purchase 25,000 shares of Common Stock in their capacity as chairman of the Audit Committee and Compensation Committee, respectively. No other options of the Company have been granted as of the date of this Information Statement.

DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below is certain information regarding our directors and executive officers. There are no family relationships between any of our directors or executive officers.

Name	Age	Position
Stan Yakatan	62	President, Chief Executive Officer and Chairman of the Board of Directors
Michael Ahlin	56	Vice President and Director
John C. Wilson	55	Chief Financial Officer
Jack Levine	54	Director
Eric Wilkinson	46	Director
Kevin Crow	43	Director

        Stan Yakatan.    Mr. Yakatan has been the Chief Executive Officer and the Chairman of the Board of Directors of the Company since July 2004. From May 2004 to the present, Mr. Yakatan has been the Chief Executive Officer and the Chairman of the Board of Directors of Impact Diagnostics. From September 1984 to the present, Mr. Yakatan has been the Chairman of Katan Associates, a life sciences advisory business. Mr. Yakatan is also a director of Lifepoint, Inc., a manufacturer of drug and alcohol testing systems, and is a strategic advisor to the state government of Victoria, Australia. Between 1968 and 1989, Mr. Yakatan held various senior executive positions with New England Nuclear Corporation (a division of E.I. DuPont), ICN Pharmaceuticals, Inc., New Brunswick Scientific Co., Inc. and Biosearch.

        Michael Ahlin.    Mr. Ahlin has been a Vice President and a director of the Company since July 2004. From May 2004 to the present, Mr. Ahlin has been the Vice President and a member of the Board of Directors of Impact Diagnostics. From July 1998 to May 2004, Mr. Ahlin was the Chairman of the Board, President and Chief Executive Officer of Impact Diagnostics. Mr. Ahlin has been President of WetCor, Inc., a land development company, since 1983.

        John C. Wilson.    Mr. Wilson has been the Chief Financial Officer of the Company since July 2004. Since January 1, 1997, Mr. Wilson has been the Managing Principal of Wentworth Advisors, LLC, a financial consulting company. From August 1996 to January 2002, Mr. Wilson was a Managing Director and Senior Advisor of Credit Suisse First Boston Corporation.

        Jack Levine.    Mr. Levine has been a director of the Company since July 2004. Since 1984, Mr. Levine has been the President of Jack Levine, PA, a certified public accounting firm. Since 1999, Mr. Levine has served as a director and the chairman of the audit committee of SFBC International Inc., a clinical research organization. Mr. Levine is also a director, Vice Chairman of the Executive Committee and Chairman of the Audit Committee of Beach Bank, and a director and Chairman of the Audit Committee of The Prairie Fund, a mutual fund, and a director of RealCast Corporation, an internet streaming company. Mr. Levine is a certified public accountant licensed by the State of Florida.

        Eric Wilkinson.    Mr. Wilkinson has been a director of the Company since July 2004. Since June 2003, Mr. Wilkinson has been the Vice President of Life Sciences for XL TechGroup, a biotechnology company. From September 2001 to May 2003, Mr. Wilkinson worked as a consultant for Tyrgen Technologies, a biotechnology consulting firm. From December 1999 to August 2001, Mr. Wilkinson was the President of Genetic Vectors, Inc., a biotechnology company. Mr. Wilkinson served as a consultant for the Cleveland Clinic Medical Foundation from November 1998 to November 1999.

        Kevin Crow.    Mr. Crow has been a director of the Company since July 2004. Since April 2004, Mr. Crow has been the Chief Executive Officer of Diversified Corporation Solutions, LLC, a business advisory company. From September 2000 to December 2003, Mr. Crow was the Chief Operating Officer of the Women's United Soccer Association, a professional athletic league. Mr. Crow was President of ZipDirect, LLC, a full service printing, mailing and shipping company, from February 1994 to September 2000. Mr. Crow is the brother of Michael Crow, who serves as the Chairman and Chief Executive Officer of Duncan Capital Group LLC, which is the Company's financial advisor and beneficially owns 5.3% of the outstanding capital stock of the Company, and a manager of B&P Management LLC, which beneficially owns 6.2% of the outstanding capital stock of the Company.

Board of Directors Meetings

        During the fiscal year ended December 31, 2003, our Board of Directors held no meetings.

Executive Compensation

        The following table provides information about the compensation paid by the Company to executive officers who were serving as executive officers at the end of 2003, 2002 and 2001. With the exception of the compensation paid to Pete Wells and Geoff Williams, all compensation information provided in the table was paid by Impact Diagnostics prior to the Merger.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Stan Yakatan Chief Executive Officer	2003 2002 2001	— — —	— — —	— — —	— — —	— — —	— — —	— — —
John C. Wilson Chief Financial Officer	2003 2002 2001	— — —	— — —	— — —	— — —	— — —	— — —	— — —
Dr. Mark Rosenfeld Vice President	2003 2002 2001	76,763 85,000 72,000	— — —	— — —	— — —	— — —	— — —	— — —
Michael Ahlin Vice President	2003 2002 2001	73,617 75,552 48,768	— — —	— — —	— — —	— — —	— — —	— — —
Pete Wells President and Director	2003 2002 2001	— — —	— — —	— — —	— — —	— — —	— — —	— — —
Geoff Williams Secretary and Director	2003 2002 2001	— — —	— — —	— 33,839(1 —)	— — —	— — —	— — —	— — —

(1)
In February 2002, Mr. Williams was granted 1,691,951 shares of Common Stock of the Company for services to the Company valued at $33,839. At the time the shares were issued, Mr. Williams served as our Secretary and a Director.

        We did not pay any salaries or other compensation to our officers, directors or employees for the years ended December 31, 2003, 2002 or 2001, except as set forth on the table above. We did not have a bonus, profit sharing, or deferred compensation plan for the benefit of employees, officers or directors for the years ended 2003, 2002 or 2001.

        Between May and June 2004, Impact Diagnostics paid Mr. Stan Yakatan $5,000 per month for consulting services to Impact Diagnostics in connection with the Merger. Beginning in August 2004, Mr. Yakatan receives $10,000 per month for acting as Chief Executive Officer of our company and Mr. John C. Wilson receives $6,000 per month for acting as Chief Financial Officer of our company. We expect to enter into employment agreements with Messrs Yakatan and Wilson in the future.

        Mr. Michael Ahlin has an employment agreement with Impact Diagnostics. Pursuant to his employment agreement, Impact Diagnostics pays to Mr. Ahlin an annual salary of $144,000 and the Board of Directors of Impact Diagnostics has the discretion to grant an annual bonus to him. Mr. Ahlin is entitled to participate in all employee benefit plans or programs that are available to management employees of Impact Diagnostics and all other benefit plans or programs as may be specified by the Board of Directors of Impact Diagnostics. The employment agreement provides that either we or Mr. Ahlin may terminate the agreement at any time. Until his resignation on October 11, 2004, Dr. Mark Rosenfeld served as Vice President of our Company and had an employment agreement with Impact Diagnostics that was substantially the same as Mr. Ahlin's agreement.

        We have entered into consulting agreements with Steve Bende, PhD, David Bolick, MD, Cliff Mintz, PhD and Mark Rosenfeld, MD. We pay each of these consultants $5,000 per month for providing consulting services to the Company on a part-time basis. The consultants are also entitled to reimbursement of expenses related to these consulting services.

Compensation of Non-Employee Directors

        We pay our directors who are not employees of our company a director's fee of $4,000 per year. Each non-employee director also is paid $300 per hour for attending any meeting of the Board of Directors and each Board committee meeting, up to a maximum of $1,200 per meeting. We have granted each non-employee director options to purchase 100,000 shares of our Common Stock at an exercise price of $0.18, of which, 50,000 will first be exercisable in September 2005 and 50,000 in September 2006.

        Non-employee directors will receive additional options to purchase 50,000 shares of Common Stock at the start of each calendar year that they serve as directors, beginning in 2005. These options will have an exercise price equal to the market value at the time they are granted. One third of the options will first become exercisable on the first, second and third anniversary of the date of their grant. Jack Levine, Kevin Crow and Eric Wilkinson are non-employee directors.

        In addition to the fees and options which they receive for serving as non-employee directors, the chairman of our Audit Committee and Compensation Committee each receives annual fees of $2,500 and $1,500, respectively, for each year that he or she serves as chair of their respective committees. The chairman of each of these committees will also receive options for an additional 25,000 shares of Common Stock for each year that he serves as chairman of the committee. The options will be exercisable at the market price at the time they are granted. One third of these options will first become exercisable on the first, second, and third anniversary of the date of the grant. Jack Levine is the chairman of the Audit Committee and Kevin Crow is the chairman of the Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table lists stock ownership of the Company's Common Stock as of the Record Date. The information includes beneficial ownership by (i) holders of more than 5% of the Company's Common Stock, (ii) each of our current directors and executive officers and (iii) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the Commission. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Director/Officer	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Dr. Mark Rosenfeld 1075 Skyler Drive Draper, UT 84020		6,077,050(2)	12.2%
Michael Crow 830 Third Avenue New York, NY 10022	—	5,766,974(3)	11.5%
Blaine Taylor 634 Hidden Circle North Salt Lake City, UT 84054	—	4,600,718(4)	9.2%
Mitchell T. Godfrey P.O. Box 10206 Bozeman, MT 59719	—	3,730,607	7.5%
David Fuchs 830 Third Avenue New York, NY 10022	—	3,437,535	6.9%
B & P Management LLC 830 Third Avenue New York, NY 10022	—	3,096,974(5)	6.2%
Duncan Capital Group LLC 830 Third Avenue New York, NY 10022	—	2,670,000(6)	5.3%
Stan Yakatan 155 Lyndon—First Court Hermosa Beach, CA 90254	President, Chief Executive Officer and Chairman of the Board of Directors	573,651(7)	1.0%
Michael Ahlin 4770 Ichabod Holladay, UT 84117	Vice President and Director	6,640,900(8)	13.3%
John C. Wilson P.O. Box 1883 Southern Pines, NC 28388	Chief Financial Officer	250,000(9)	*
Jack Levine 16855 N.E. 2nd Avenue, Suite 303 N. Miami Beach, FL 33162	Director	588,555(10)	1.2%
Eric Wilkinson 348 Versailles Drive Melbourne Beach, FL 32951	Director	0(11)	*
Kevin Crow 5120 Park Brooke Walk Way Alpharetta, GA 30022	Director	0(12)	*
All directors and officers as a group (6 persons)		8,053,106(13)	16.1%

*
Less than one percent

(1)
Includes in each case shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days for the subject individual only. Percentages are computed on the basis of 50,000,000 shares of Common Stock outstanding on the Record Date.

(2)
Includes 4,077,050 shares of Common Stock that Dr. Rosenfeld is entitled to receive as a result of the Merger, but that Dr. Rosenfeld agreed not to receive until the Board of Directors and stockholders have increased the authorized capital of the Company, as contemplated by this Information Statement.

(3)
Includes the 2,992,479 shares of Common Stock and warrants to purchase 104,495 shares of Common Stock held by B & P Management LLC and the warrants to purchase 2,670,000 shares of Common Stock held by Duncan Capital Group LLC. Michael Crow is a manager of B & P Management LLC and the Chairman and Chief Executive Officer of Duncan Capital Group LLC.

(4)
Includes 1,253,000 shares of Common Stock held by Six Way, Inc. Mr. Taylor is the President, a director and principal shareholder of Six Way, Inc.

(5)
Includes 2,992,479 shares of Common Stock and warrants to purchase 104,495 shares of Common Stock, exercisable within 60 days.

(6)
Represents warrants to purchase 2,670,000 shares of Common Stock, exercisable within 60 days.

(7)
Represents options to purchase 573,651 shares of Common Stock exercisable within 60 days. Does not include options to purchase 2,294,603 shares of Common Stock held by Mr. Yakatan that are not exercisable within 60 days.

(8)
Includes 1,253,000 shares of Common Stock held by Princess Investments. Mr. Ahlin has voting power over securities held by Princess Investments. Includes 3,387,900 shares of Common Stock that Mr. Ahlin is entitled to receive as a result of the Merger, but that Mr. Ahlin agreed not to receive until the Board of Directors and stockholders have increased the authorized capital of the Company, as contemplated by this Information Statement.

(9)
Includes 250,000 shares of Common Stock held by Wentworth Advisors, LLC. Mr. Wilson is the Managing Principal and 100% owner of Wentworth Advisors. Does not include options to purchase 750,000 shares of Common Stock held by Mr. Wilson that are not exercisable within 60 days.

(10)
Includes warrants to purchase 98,902 shares of Common Stock that are exercisable within 60 days. Does not include options to purchase 125,000 shares of Common Stock that are not exercisable within 60 days.

(11)
Does not include options to purchase 100,000 shares of Common Stock that are not exercisable within 60 days.

(12)
Does not include options to purchase 125,000 shares of Common Stock that are not exercisable within 60 days.

(13)
Includes options to purchase a total of 573,651 shares of Common Stock and warrants to purchase a total of 98,092 shares of Common Stock that are exercisable within 60 days. Does not include options to purchase a total of 3,394,603 shares of Common Stock not exercisable within 60 days.

Certain Relationships and Related Transactions

        Except as set forth below, there have been no material transactions during the past two years between us and any officer, director or any stockholder owning greater than 5% of our outstanding shares, nor any member of the above referenced individuals' immediate family.

        In August 2004, we paid $100,000 and issued warrants to purchase 2,670,000 shares of Common Stock to Duncan Capital Group LLC as compensation for acting as our financial advisor in connection with the Merger. In August 2004, we paid $77,000 and issued warrants to purchase 306,199 shares of Common Stock to Duncan Capital LLC as compensation for acting as our placement agent in connection with the sale of our units in a private financing. The warrants have an exercise price of $0.18 per share. Duncan Capital Group beneficially owns 5.3% of the outstanding capital stock of our company. Both Duncan Capital LLC and Duncan Capital Group LLC are affiliates of B & P

Management LLC, which beneficially owns 6.2% of the outstanding capital stock of our company. Michael Crow, the brother of Kevin Crow, a director of our company, is Chairman and Chief Executive Officer of Duncan Capital Group LLC, and a manager of B&P Management LLC.

        In 2002 and 2003, Impact Diagnostics advanced $22,500 and $13,000, respectively, to Michael Ahlin, a director and Vice President of our company, and $8,533 and $8,533, respectively, to Dr. Mark Rosenfeld, who beneficially owns 12.2% of the outstanding capital stock of our company. At the time of advances, Mr. Ahlin was Chairman of the Board, President and Chief Executive Officer of Impact Diagnostics, and Dr. Rosenfeld was Secretary and Chief Technical Officer of Impact Diagnostics. Mr. Ahlin and Dr. Rosenfeld have repaid these advances to Impact Diagnostics.

        In 2002 and 2003, Impact Diagnostics advanced $22,631 and $6,229, respectively, to Seroctin Research & Technology. Seroctin Research & Technology has repaid these advances to Impact Diagnostics. From time to time since 1999, Seroctin Research & Technology has leased office facilities from Impact Diagnostics, pursuant to a verbal agreement. Seroctin Research & Technology has made payments to Impact Diagnostics of $2,300 for each month (approximately $55,000 in the aggregate) it has leased such facilities. Michael Ahlin owns 20% and Dr. Mark Rosenfeld owns 18.4% of Seroctin Research & Technology.

        In 2002, Impact Diagnostics paid management and consulting fees of $115,000 and $55,000, respectively, to WetCor, Inc. In 2002 and 2003, Impact Diagnostics advanced $11,922 and $7,820, respectively, to WetCor, Inc. WetCor, Inc. has repaid these advances to Impact Diagnostics. Michael Ahlin is the President of WetCor, Inc.

        In 2002 and 2003, Impact Diagnostics received advances of $10,000 and $20,000 from Blaine Taylor, pursuant to a non-interest bearing demand note. Mr. Taylor beneficially owns 9.2% of the outstanding capital stock of our company. As of December 31, 2003, the amount outstanding under the note was approximately $21,500. Effective July 30, 2004, this note was converted into 89,918 shares of common stock of our company.

        In 2001, Mitchell Godfrey loaned Impact Diagnostics $50,000, pursuant to an unsecured promissory note. Mr. Godfrey beneficially owns 7.5% of the outstanding capital stock of our company. As of December 31, 2003 and 2002, the amount outstanding under the note was $29,279 and $32,083, respectively. Effective July 30, 2004, this note was converted into 159,557 shares of common stock of our company.

Interests of Certain Persons in Matters to be Acted Upon

        Unless and until we amend our Articles of Incorporation to increase our shares of authorized capital, as contemplated by this Information Statement, Michael Ahlin will not receive the remaining 3,387,900 shares of common stock of the Company to which he is entitled pursuant to the Merger and Dr. Mark Rosenfeld will not receive the remaining 4,077,050 shares of common stock of the Company to which he is entitled pursuant to the Merger.

        Stan Yakatan currently holds options to purchase 2,868,254 shares of Common Stock, 573,651 of which are currently exercisable. John C. Wilson currently holds options to purchase 750,000 shares of Common Stock, none of which are currently exercisable. Eric Wilkinson currently holds options to purchase 100,000 shares of Common Stock and each of Jack Levine and Kevin Crow currently holds options to purchase 125,000 shares of Common Stock, none of which are currently exercisable. None of Mr. Yakatan, Mr. Wilson, Mr. Levine, Mr. Wilkinson or Mr. Crow nor any future holder of options to purchase Common Stock will be able to exercise their options for Common Stock unless and until we amend our Articles of Incorporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires officers, directors and beneficial owners of more than 10% of the Company's shares to file reports with the Commission and submit those reports to the Company. Based solely on a review of the reports and representations furnished to the Company during the last fiscal year by such persons, the Company believes that each of these persons is in compliance with all applicable filing requirements.

By Order of the Board of Directors
/s/ STAN YAKATAN STAN YAKATAN President, Chief Executive Officer and Chairman of the Board of Directors

Dated: October 15, 2004

APPENDIX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

GRANT VENTURES INC.,

A Nevada corporation

        I, STAN YAKATAN, being the duly elected and acting President and Chief Executive Officer of Grant Ventures, Inc., do make and file these Amended and Restated Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true:

ARTICLE I

NAME

        The name of the corporation is Grant Life Sciences, Inc. (the "Corporation").

ARTICLE II

RESIDENT AGENT AND REGISTERED OFFICE

        The name and address of the Corporation's resident agent for service of process is Kummer Kaempfer Bonner & Renshaw, 3800 Howard Hughes Parkway, Seventh Floor, Las Vegas, Nevada 89109.

ARTICLE III

PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE IV

CAPITAL STOCK

        4.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue shall be one hundred seventy million (170,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

        4.02    Common Stock.    The total number of authorized shares of Common Stock shall be one hundred fifty million (150,000,000) shares with par value of $.001 per share. Each share of Common stock when issued, shall have one (1) vote on all matters presented to the stockholders.

        4.03    Preferred Stock.    The total number of authorized shares of Preferred Stock shall be twenty million (20,000,000) shares with par value of $.001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

          (a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

          (b)   The number of shares to constitute the class or series and the designation thereof;

          (c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

          (d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

          (e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

          (f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

          (g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

          (h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

          (i)    Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

        The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

ARTICLE V

DIRECTORS

        The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which shall consist of no fewer than five (5) director(s). Provided that the

2

Corporation has at least five (5) directors, the number of directors may at any time or times be increased or decreased as provided in the bylaws.

ARTICLE VI

DIRECTORS' AND OFFICERS' LIABILITY

        The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII

INDEMNITY

        Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

        Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

        The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

        In witness whereof, I have hereunto set my hand this      day of                        ,         .

(Insert Name)

3

APPENDIX B

Filing fee
Receipt is:

Articles of Incorporation
(PURSUANT TO NRS 78)
STATE OF NEVADA
Secretary of State

(For filing office use)	(For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.

TYPE OR PRINT (BLACK INK ONLY)

1.	NAME OF CORPORATION:	NORTH RIDGE CORPORATION
2.	RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)
Name of Resident Agent:	CSC SERVICES OF NEVADA, INC.
	Street Address:	502 EAST JOHN STREET, SUITE E CARSON CITY NV 89706 Street No. Street Name City Zip
3.	SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value: 30,000,000 Par value: 0.0001 Number of shares without par value: 0
4.	GOVERNING BOARD: shall be styled as (check one) : XXX Directors Trustees
The FIRST BOARD OF DIRECTORS shall consist of 3 members and the names and addresses are as follows (attach additional pages if necessary):
	ED COWLE	6 East 45th Street 10th Floor NY NY 10017
	Name	Address	City/State/Zip
	GEOFF WILLIAMS	56 West 400 South Suite 220 S.L.C. UT 84101
	Name	Address	City/State/Zip
5.	PURPOSE (optional—see reverse side): The purpose of the corporation shall be:
ORGANIZED UNDER THE GENERAL CORPORATION LAW OF THE STATE OF NEVADA
6.
OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 74.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 1 .
7.
SIGNATURES OF INCORPORATORS:  The names and addresses of each of the incorporators signing the articles:  (Signatures must be [ILLEGIBLE].)
(Attach additional pages if there are more than two incorporators.)

TONYA WHEELER Name (print)		Name (print)
56 West 400 South Suite 220 S.L.C. UT 84101
Address	City/State/Zip	Address	City/State/Zip
Signature		Signature
State of	Utah	County of	Salt Lake City	State of	County of
This incorporator was acknowledged before me on				This incorporator was acknowledged before me on
December 13	, 19	99	, by	, 19	, by
/s/ TONYA WHEELER Name of Person				Name of Person
as incorporators		as incorporators
of	NORTH RIDGE CORP	of
(name of party on behalf of whom instrument was executed)		(name of party on behalf of whom instrument was executed)
Notary Public Signature		Notary Public Signature
[NOTARY PUBLIC JO JULIANO [ILLEGIBLE] Murray, Utah [ILLEGIBLE] [ILLEGIBLE] June 1, 2004 STATE OF UTAH SEAL]
(affix notary stamp or seal)		(affix notary stamp or seal)
CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
hereby accept appointment as Resident Agent for the above named corporation.
Signature of Resident Agent	Date

[SEAL]	DEAN HELLER Secretary of State 101 North Carson Street, Suite 3 Carson City, Nevada 89701-4786 (775) 684 5708	Certificate of Amendment (PURSUANT TO NRS 78.380)	Office Use Only: FILED # C2516-00 MAY 30 2001 IN THE ORDER OF /s/ DEAN HELLER DEAN HELLER SECRETARY OF STATE
Important: Read attached instructions before completing

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.380—Before Issuance of Stock) —Remit in Duplicate—
1.
Name of corporation:    North Ridge Corporation

2.
The articles have been amended as follows (provide article numbers, if available):

  Article #1 The new name of the corporation shall be Grant Ventures Inc.
  Article #3 The Number of shares with par value shall be 50,000,000 with a par value of $0.001

3.
The undersigned declare that they constitute at least two-thirds of the incorporators. (check) ☐, or of the board of directors. (check) ☒

4.
The date upon which the original articles of incorporation were filed with the Secretary of State:    01/31/00

5.
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6.
Signatures:
/s/ GEOFF WILLIAMS Signature	/s/ ED COWLE Signature

IMPORTANT:  Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

GOVERNING BOARD:

Dave Miller    1408 Westwood Court Sandpoint, ID 83864

APPENDIX C

2004 STOCK INCENTIVE PLAN

OF

GRANT VENTURES, INC.

        1.    Purposes of the Plan.    This stock incentive plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), consultants and non-employee directors of Grant Ventures, Inc. (the "Company"), a Nevada corporation, or any Parent or Subsidiaries (as such terms are defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options which do not qualify as ISOs ("NQSOs"), and shares of stock of the Company that may be subject to contingencies or restrictions ("Restricted Stock"; collectively, with an ISO or NQSO, each an "Award"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" or any other treatment of an Award under the Code.

        2.    Stock Subject to the Plan.    Subject to the provisions of Paragraph 10, the aggregate number of shares of the Company's common stock, par value $.001 per share ("Common Stock"), for which Awards may be granted under the Plan shall not exceed 25,000,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the termination provisions of Paragraph 11, any shares of Common Stock subject to an Award which for any reason expires or is forfeited, canceled, or terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of Awards under the Plan. Subject to the termination provisions of Paragraph 11, unvested shares issued under the Plan and subsequently repurchased by the Company, pursuant to the Company's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Award grants. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. As further set forth in Section 9 hereof, all Awards shall be granted by one or more written instruments (the "Contract") which shall set forth all terms and conditions of the Award.

        3.    Administration of the Plan.    The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

        The Administrators shall have authority, subject to the express provisions of the Plan, to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Contracts, which need not be identical; and to make all other determinations in the judgment of the Administrators necessary or desirable for the administration of the Plan. The Administrators may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Contract in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

        4.    Eligibility.    The Administrators may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company, any Parent or any of its Subsidiaries, (b) consultants to the Company, any Parent or any of its Subsidiaries, and/or (c) to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion (each, an "Award Holder"). Such Awards granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to any Award Holder during any calendar year under the Plan shall be 2,500,000 shares (the "Section 162(m) Maximum"); provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such employee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

        5.    Options.

        (a)    Grant.    The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant options to one or more Award Holders.

        (b)    Exercise Price.    The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO, or of any Award intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

        (c)    Term.    Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not

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exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

        (d)    Termination of Relationship.    (i) Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, any Award Holder, whose employment or consulting or advisory relationship with the Company, any Parent or any of its Subsidiaries, has terminated for any reason other than the death or Disability of the Award Holder, may exercise any option granted to the Award Holder as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Paragraph 17), such option shall terminate immediately.

        (ii)   For the purposes of the Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent, any of its Subsidiaries or any of its consultants for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent or consultant is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment or consulting relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

        (iii)  Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated for any reason other than the Award Holder's death or Disability, may exercise the options granted to the Award Holder as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the Award Holder's directorship is terminated for Cause, such option shall terminate immediately.

        (iv)  Except as may otherwise be expressly provided in the applicable Contract, options granted under this Plan to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Award Holder so long as such Award Holder continues to be a director of the Company, or an officer or employee of, or a consultant or advisor to, the Company or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

        (v)   Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ of or as a consultant or advisor of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, any Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

        (e)    Death or Disability of an Award Holder.    (i) Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, if an Award Holder dies (A) while the Award Holder is employed by, or a consultant to, the Company, any Parent or any of its Subsidiaries, (B) within three (3) months after the termination of the Award Holder's employment or consulting relationship with the Company, any Parent and its Subsidiaries (unless such termination was for Cause) or (C) within one (1) year following the termination of such employment or consulting relationship by reason of the Award Holder's Disability,

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the options granted to the Award Holder as an employee of, or consultant to, the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder's death, by the Award Holder's Legal Representative (as such term is defined in Paragraph 17), at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or consulting or termination contract, any Award Holder whose employment or consulting relationship with the Company, any Parent and its Subsidiaries has terminated by reason of the Award Holder's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

        (ii)   Except as may otherwise be expressly provided in the applicable Contract, if an Award Holder dies (A) while the Award Holder is a director of the Company, (B) within three (3) months after the termination of the Award Holder's directorship with the Company (unless such termination was for Cause) or (C) within one (1) year after the termination of the Award Holder's directorship by reason of the Award Holder's Disability, the options granted to the Award Holder as a director who was not an employee of or consultant to the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder's death, by the Award Holder's Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

        (f)    Repurchase Rights.    The Administrators shall have the discretion to grant options which are exercisable for shares of Common Stock subject to certain repurchase rights of the Company. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrators and set forth in the Contract evidencing such repurchase Award.

        6.    Restricted Stock.    The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to persons eligible for such grant pursuant to Paragraph 4. The grant may be for no consideration or may require the Award Holder to pay such price per share therefor, if any, as the Administrators may determine, in their sole discretion. Such shares may be subject to such contingencies and restrictions as the Administrators may determine, as set forth in the Contract, including the right to repurchase such shares upon specified events determined by the Administrators as set forth in the Contract, or events of forfeiture as determined by the Administrators as set forth in the Contract. Such rights of repurchase or forfeiture may be based on such factors as determined by the Administrators, including but not limited to factors relating to the tenure of the employment or consulting relationship between the Award Holder and the Company, performance criteria related to the Award Holder or the Company, and whether the relationship between the Award Holder and the Company has terminated with or without Cause or with or without the Company's consent. Upon the issuance of the stock certificate for a Restricted Stock Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award Holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award Agreement, shall have all rights of a shareholder of record with respect to such shares, including the right to vote and to receive distributions. The shares shall vest in the Award Holder when all of the vesting restrictions and contingencies lapse, including the lapse of any rights of repurchase or forfeiture as provided in the

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Contract. Until such time, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award Holder.

        7.    Rules of Operation.

        (a)    Fair Market Value.    The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the closing prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Common Stock, the closing sales prices per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the closing bid and the asked prices per share for the Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this Paragraph 7(a) are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

        (b)    Notice and Exercise.    An Award (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which Award is being exercised, specifying the number of shares of Common Stock as to which such Award is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (i) in cash and/or by certified check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Awards being exercised, (iii) with the authorization of the Administrators, by delivering a recourse, interest bearing promissory note payable in one or more installments and secured by the shares of Common Stock for which the Award is exercised, or (iv) by any other means which the Administrators determine are consistent with the purposes of the Plan and with applicable laws and regulations. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Award until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

        To the extent permitted by applicable laws and regulations, the Administrators may, in their sole discretion, permit payment of the exercise price of an Award by delivery by the Award Holder of a properly executed notice, together with a copy of the Award Holder's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

        (c)    Fractional Shares.    In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

        (d)    Stockholder Rights.    An Award Holder shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Award Holder for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Award Holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

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        8.    Compliance with Securities Laws.

        (a)    Registration.    It is a condition to the receipt or exercise of any Award that either (i) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

        (b)    Representations and Warranties.    The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an Award, that the Award Holder execute and deliver to the Company the Award Holder's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (i) the shares of Common Stock to be issued upon the receipt or exercise of an Award are being acquired by the Award Holder for the Award Holder's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such Award Holder will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award Holder, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

        (c)    Listing of Shares.    In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

        9.    Award Contracts.    Each Award shall be evidenced by an appropriate Contract, which shall be duly executed by the Company and the Award Holder. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical.

        10.    Adjustments upon Changes in Common Stock.

        (a)    Adjustments.    Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, consolidation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each Award, and the maximum number of shares subject to each Award that may be granted to any employee in any calendar year, and the Section 162(m) Maximum, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made

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pursuant to this Paragraph 10 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Award), and (ii) would be considered as the adoption of a new plan requiring stockholder approval. The conversion of one or more outstanding shares of the Company's Preferred Stock, if any, into Common Stock shall not in and of itself require any adjustment under this Paragraph 10.

        (b)    Acceleration of Vesting.    Except as may otherwise be expressly provided in an applicable Contract, in the event of a Corporate Transaction (as defined in Paragraph 17) (i) the shares subject to each Restricted Stock Award outstanding under the Plan shall vest in full immediately prior to the effective date of the Corporate Transaction and (ii) any options shall vest in full at such date so that each such Award shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock and such options shall otherwise terminate as of the effective date of the Corporate Transaction. However, unless the Administrators determine otherwise, the shares subject to an outstanding Award shall not vest on such an accelerated basis if and to the extent that: (A) such Award is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Company's repurchase rights, if any, are concurrently assigned to such successor corporation (or parent thereof) or if the Corporate Transaction is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to allow the option to continue or (B) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Award shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested Award shares, or (C) the acceleration of such Award is subject to other limitations imposed by the Administrators at the time of the Award grant. Unless the Administrators determine otherwise, all outstanding repurchase rights under an Award or Stock Purchase Agreement shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Corporate Transaction, except to the extent that (x) those repurchase rights are assigned to the successor corporation (or Parent thereof) in connection with such transaction or, if the Corporate Transaction is of the type specified in Paragraph 17(c)(i)(C) the Company expressly agrees to provide for the continuation of such repurchase rights or (y) such accelerated vesting is precluded by other limitations imposed by the Administrators at the time the repurchase right is issued.

        (c)    Termination of Repurchase Rights.    The Administrators shall have the discretionary authority, exercisable at the time the unvested Award shares are issued or any time while the Company's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares subject to those terminated rights shall immediately vest, in the event that the Award Holder's employment should subsequently be terminated by the Company without Cause within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

        11.    Amendments and Termination of the Plan.    The Plan was adopted by the Board of Directors on August 2, 2004. No Award may be granted under the Plan after August 2, 2014. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 10, increase the maximum number of shares of Common Stock for which any Awards may

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be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an Award Holder under any Award granted under the Plan without such Award Holder's consent. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

        12.    Non-Transferability.    Except as may otherwise be expressly provided in the applicable Contract, no option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Awards may be exercised, during the lifetime of the Award Holder, only by the Award Holder or the Award Holder's Legal Representatives. Except as may otherwise be expressly provided in the applicable Contract, a Restricted Stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws or descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

        13.    Withholding Taxes.    The Company, or its Parent or Subsidiary, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued under an Award or a combination of cash and shares, having an aggregate fair market value equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Award Holder to pay to the Company such amount, in cash, promptly upon demand.

        14.    Legends; Payment of Expenses; Share Escrow.    The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the Award Holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant or exercise of an Award, as well as all fees and expenses incurred by the Company in connection with such issuance. Shares of Restricted Common Stock issued upon exercise of an Award may, in the Administrator's discretion, be held in escrow by the Company until the Award Holder's interest in such shares vests.

        15.    Use of Proceeds.    The cash proceeds to be received upon the grant or exercise of an Award shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

        16.    Substitutions and Assumptions of Awards of Certain Constituent Corporations.    Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior Awards of a Constituent Corporation (as such term is defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation.

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        17.    Definitions.

        (a)    "Cause," in connection with the termination of an Award Holder, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Award Holder, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such Award Holder, or (iii) in the absence of both of the foregoing or if not defined in such agreements, (A) conviction of such Award Holder for any felony or the entering by him of a please of guilty or nolo contendere with respect thereto, (B) willful and repeated failures in any material respect of such Award Holder to perform any of the Award Holder's reasonable duties and responsibilities assigned to him and the failure of the Award Holder to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) the commission of any act or failure to act by such Award Holder that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any material violation by such Award Holder of the requirements of such Contract, any other contract or agreement between the Company and such Award Holder or this Plan (as in effect from time to time), (E) a breach by the Award Holder of any confidentiality or nondisclosure agreement or any other similar agreement or arrangement; in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

        (b)    "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

        (c)    "Corporate Transaction" shall mean

        (i)    any of the following transactions effected with a Person not an Affiliate of the Company prior to the transaction:

          (A)    a merger, consolidation or combination of the Company with or into another issuer; (B) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another issuer, or other consideration provided by such issuer or by another party to such transaction; or (C) the issuance of equity securities of the Company or securities convertible into equity securities, in exchange for securities of another issuer or other consideration provided by such issuer or by another party to such transaction; and in the case of either (A), (B) or (C) the Company's shareholders prior to the transaction, do not possess, immediately after such transaction, more than fifty percent (50%) (not including the holdings of the other issuer or affiliate thereof, if such Person was a shareholder of the Company prior to the transaction) of the voting power of any one or more of the following: (X) the Company; (Y) such other issuer; or (Z) such other constituent party to the transaction; or

        (ii)    a sale of all or substantially all of the Company's assets to a third party not an Affiliate of the Company immediately prior to such transaction.

        (d)    "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

        (e)    "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Award Holder with respect to an Award granted under the Plan.

        (f)    "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

        (g)    "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

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        18.    Governing Law.    The Plan, any Awards granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Nevada, other than those laws which would defer to the substantive law of the other jurisdiction.

        Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

        19.    Partial Invalidity.    The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

        20.    Stockholder Approval.    The Plan shall be subject to approval of the Company's stockholders. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before July 30, 2005, the Plan and any Awards granted hereunder shall terminate.

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QuickLinks

GRANT VENTURES, INC. 5511 Capital Center Drive, Suite 224 Raleigh, NC 27606 (919) 852-4482
ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS
DISSENTERS' RIGHTS OF APPRAISAL
VOTING SECURITIES
CHANGE OF CONTROL
PROPOSAL 1 AMEND AND RESTATE OUR ARTICLES OF INCORPORATION
PROPOSAL 2 APPROVAL OF THE COMPANY'S 2004 STOCK ISSUANCE PLAN
DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
  APPENDIX A
AMENDED AND RESTATED ARTICLES OF INCORPORATION OF GRANT VENTURES INC., A Nevada corporation
ARTICLE I NAME
ARTICLE II RESIDENT AGENT AND REGISTERED OFFICE
ARTICLE III PURPOSE
ARTICLE IV CAPITAL STOCK
ARTICLE V DIRECTORS
ARTICLE VI DIRECTORS' AND OFFICERS' LIABILITY
ARTICLE VII INDEMNITY
  APPENDIX B
Articles of Incorporation (PURSUANT TO NRS 78) STATE OF NEVADA Secretary of State
  APPENDIX C
2004 STOCK INCENTIVE PLAN OF GRANT VENTURES, INC.